EXHIBIT 10(G)

                              FOURTH AMENDMENT TO
                             AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT
                          --------------------------

     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Fourth Amendment") is made and entered into as of the 15th day of December, 1995, by and among ADDINGTON ENVIRONMENTAL, INC., a Kentucky corporation (the "Parent"), GREEN VALLEY ENVIRONMENTAL CORP. ("Green Valley"), MID-STATE ENVIRONMENTAL, INC. ("Mid-State"), the Subsidiaries of the Parent listed on Schedule 1 hereto, (the "Subsidiaries". the Parent, Green Valley, Mid-State, and such Subsidiaries herein collectively referred to as the "Borrowers"), each of which Borrowers is a Kentucky corporation, and (unless otherwise listed on Schedule 1 hereto) each of which Borrowers has its principal place of business at 771 Corporate Drive, Lexington, Kentucky 40509, ADDINGTON RESOURCES, INC. ("ARI") and ADDINGTON HOLDING COMPANY, INC., ("AHC"), each of which companies is a Delaware corporation with its principal place of business at 1500 North Big Run Road, Ashland, Kentucky 41102 (collectively, the "Guarantors," and, individually, a "Guarantor"), THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, BANK OF AMERICA ILLINOIS (formerly Continental Bank and Continental Bank N.A.), having its principal place of business at 231 South LaSalle Street, Chicago, Illinois 60697 (each a "Bank" and collectively, the "Banks"), and FNBB as agent for the Banks (the "Agent").

     WHEREAS, the Borrowers, the Guarantors, the Banks and the Agent have entered into an Amended and Restated Revolving Credit Agreement dated as of May 31, 1994 as amended June 30, 1994, October 12, 1994, and February 21, 1995 (as further amended and in effect from time to time, the "Credit Agreement") pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein;

     WHEREAS, the Banks and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.

     2. AMENDMENT TO (S)3.L. Section 3.1 of the Credit Agreement is hereby amended to delete the amount "$20,000,000" appearing in the fifteenth line of Subclause (a) thereof, and to substitute the amount "$30,000,000" in place thereof.

     3.   RATIFICATION, ETC.

     Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Fourth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Fourth Amendment.

     4.   GOVERNING LAW.

     THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     5. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Banks.

     6. EFFECTIVENESS. This Fourth Amendment shall become effective upon its execution and delivery by the respective parties hereto.

     7. ENTIRE AGREEMENT. THE CREDIT AGREEMENT AS AMENDED REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement under seal as of December 15, 1995.

                              THE BORROWERS:

                              ADDINGTON ENVIRONMENTAL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  Chief Executive Officer
                                     ------------------------

                              COLLECTION SERVICES, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:   President
                                     ------------------------


                              OHIO COUNTY BALEFILL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------


                              EPPERSON WASTE DISPOSAL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------


                              TRI-K LANDFILL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------


                              UWHARRIE ENVIRONMENTAL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------


                              GREEN VALLEY ENVIRONMENTAL CORP.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------

                              EAST CAROLINA ENVIRONMENTAL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------

                              BROADHURST ENVIRONMENTAL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------


                              MID-STATE ENVIRONMENTAL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------

                              DOZIT CO., INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------


                              MULLIS TREE SERVICE, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------


                              PINELLAS ENVIRONMENTAL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------


                              THE GUARANTORS:

                              ADDINGTON RESOURCES, INC.

                              By:  /s/ R. Douglas Striebel
                                  ---------------------------
                              Title:  Vice President
                                     ------------------------

                              ADDINGTON HOLDING COMPANY, INC.

                              By:  /s/ R. Douglas Striebel
                                  ---------------------------
                              Title: Vice President
                                     ------------------------


                              THE BANKS:

                              THE FIRST NATIONAL BANK OF BOSTON, individually and as Agent

                              By:  /s/ Arthur Oberheim
                                  ---------------------------
                              Title: Vice President
                                     ------------------------

                              BANK OF AMERICA ILLINOIS
                              (formerly Continental Bank and Continental Bank N.A.)

                              By:  /s/ Lori R. Woodland
                                  ---------------------------
                              Title:  Vice President
                                     ------------------------

                              FIFTH AMENDMENT TO
                             AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT
                          --------------------------

     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Fifth Amendment") is made and entered into as of the 24th day of January, 1996, by and among ADDINGTON ENVIRONMENTAL, INC., a Kentucky corporation (the "Parent"), GREEN VALLEY ENVIRONMENTAL CORP. ("Green Valley"), MID-STATE ENVIRONMENTAL, INC. ("Mid-State"), the Subsidiaries of the Parent listed on
Schedule 1 hereto, (the "Subsidiaries", the Parent, Green Valley, Mid-State, and such Subsidiaries herein collectively referred to as the "Borrowers"), each of which Borrowers is a Kentucky corporation, and (unless otherwise listed on Schedule 1 hereto) each of which Borrowers has its principal place of business at 771 Corporate Drive, Suite 900, Lexington, Kentucky 40503, ADDINGTON RESOURCES, INC. ("ARI") and ADDINGTON HOLDING COMPANY, INC., ("AHC"), each of which companies is a Delaware corporation with its principal place of business at 1500 North Big Run Road, Ashland, Kentucky 41102 (collectively, the "Guarantors," and, individually, a "Guarantor"), THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, BANK OF AMERICA ILLINOIS (formerly Continental Bank and Continental Bank N.A.), having its principal place of business at 231 South LaSalle Street, Chicago, Illinois 60697 (each a "Bank" and collectively, the "Banks"), and FNBB as agent for the Banks (the "Agent").

     WHEREAS, the Borrowers, the Guarantors, the Banks and the Agent have entered into an Amended and Restated Revolving Credit Agreement dated as of May 31, 1994 as amended June 30, 1994, October 12, 1994, February 21, 1995, and December 15, 1995 (as further amended and in effect from time to time, the "Credit Agreement") pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein;

     WHEREAS, the Banks and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth,

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.

     2.   Amendment to (S)1.1.  The definition of "Maturity Date" appearing in
(S)1.l of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

     "Maturity Date.  July 31, 1997."

     3. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Fifth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Fifth Amendment. By executing this Fifth Amendment where indicated below, each of the Guarantors hereby ratifies and confirms its guaranty of the Obligations.

     4.   GOVERNING LAW.

     THIS FIFTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     5. COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Banks.

     6. EFFECTIVENESS. This Fifth Amendment shall become effective upon its execution and delivery by the respective parties hereto.

     7. ENTIRE AGREEMENT. THE CREDIT AGREEMENT AS AMENDED REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement under seal as of December 15, 1995.

                              THE BORROWERS:

                              ADDINGTON ENVIRONMENTAL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  Chief Executive Officer
                                     ------------------------


                              COLLECTION SERVICES, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------


                              OHIO COUNTY BALEFILL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------


                              EPPERSON WASTE DISPOSAL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------


                              TRI-K LANDFILL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------


                              UWHARRIE ENVIRONMENTAL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------


                              GREEN VALLEY ENVIRONMENTAL CORP.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------

                              EAST CAROLINA ENVIRONMENTAL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------

                              BROADHURST ENVIRONMENTAL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------

                              MID-STATE ENVIRONMENTAL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------

                              DOZIT CO., INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------


                              MULLIS TREE SERVICE, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------


                              PINELLAS ENVIRONMENTAL, INC.

                              By:  /s/ Jack T. Baker
                                  ---------------------------
                              Title:  President
                                     ------------------------

                              THE GUARANTORS:

                              ADDINGTON RESOURCES, INC.

                              By:  /s/ R. Douglas Striebel
                                  ---------------------------
                              Title:  Vice President
                                     ------------------------

                              ADDINGTON HOLDING COMPANY, INC.

                              By:  /s/ R. Douglas Striebel
                                  ---------------------------
                              Title:  Vice President
                                     ------------------------

                              THE BANKS:

                              THE FIRST NATIONAL BANK OF BOSTON, individually and as Agent

                              By:  /s/ Arthur Oberheim
                                  ---------------------------
                              Title:  Vice President
                                     ------------------------

                              BANK OF AMERICA ILLINOIS
                              (formerly Continental Bank and Continental Bank N.A.)

                              By:  /s/ Lori R. Woodland
                                  ---------------------------
                              Title:  Vice President
                                     ------------------------